UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2021

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, par value $0.20	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 9, 2021, the Board of Directors (the “Board”) of Occidental Petroleum Corporation (“Occidental”) elected Gary Hu to the Board and appointed Mr. Hu to serve as a member of the Advisory Committee and the Audit Committee, each effective immediately. Mr. Hu is a director designated by Carl C. Icahn and certain affiliated persons (the “Icahn Group”) in accordance with that certain Director Appointment and Nomination Agreement dated as of March 25, 2020, by and among Occidental, the Icahn Group and, for certain limited purposes, Margarita Paláu-Hernández. Mr. Hu replaces Nicholas Graziano, who had been an Icahn Group designee and resigned from the Board, effective February 9, 2021.

Mr. Hu has served as a Portfolio Manager of Icahn Capital L.P. (“Icahn Capital”) since October 2020. Prior to joining Icahn Capital, he held investment management roles at Silver Point Capital LP, a credit-focused investment fund, and Stockbridge Investors, the public securities affiliate of Berkshire Partners LLC, a leading middle market private equity firm. Mr. Hu graduated summa cum laude from the University of Pennsylvania with a B.S.Econ in Finance and Accounting from The Wharton School and a B.A.S. in Computer Science from the School of Engineering and Applied Science.

Pursuant to Occidental’s compensation program for non-employee directors, Mr. Hu will receive (i) a pro rata portion of the 2020-2021 common stock equity award granted to non-employee directors and (ii) a pro rata portion of the 2020-2021 retainer paid to non-employee directors.

Mr. Graziano’s resignation was not a result of any disagreement with Occidental or any matter relating to Occidental’s operations, policies (including accounting or financial policies) or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2021	OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Deputy General Counsel and Corporate Secretary